UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2008


                                    VYTA CORP
                         -----------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                  33-19598-D               84-0992908
-------------------------------   ----------------   ---------------------------
(State or other jurisdiction of   (Commission File  (IRS Employer Identification
         incorporation)               Number)                  Number)


               370 17TH STREET, SUITE 3640, DENVER, COLORADO 80202
                -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (303) 592-1010
                     -------------------------------------
               Registrant's telephone number, including area code


              -----------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))



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SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On September 18, 2008, the Registrant issued a press release announcing the filing of collection and foreclosure proceedings. The text of the press release is attached herewith as Exhibit 99.1.

SECTION 8 - OTHER EVENTS

ITEM 8 - OTHER EVENTS

During the year ended June 30, 2006, Vyta Corp (the Company) loaned to its 50% equity investment BioAgra, LLC (BioAgra) $1,686,570 through a series of secured, 7.5% promissory notes, which were due over the period from June 30 through October 31, 2006. On June 26, 2006, the Company agreed to combine all of the promissory notes and accrued interest of $40,257 into a $1,726,827 secured, 7.5% promissory note with payments to be made monthly starting October 31, 2006, through October 31, 2007. The funds were loaned to facilitate BioAgra's completion of its first production line and to support operations. The promissory note is collateralized by all BioAgra assets. Additionally, the promissory note is to be paid in full prior to any distributions being made to the members of the BioAgra joint venture.

During the year ended June 30, 2007, the Company advanced an additional $1,182,784 to BioAgra. During the nine months ended March 31, 2008, the Company advanced an additional $750,074 to BioAgra at 7.5% interest. In October 2007, the Company executed a second, 7.5% promissory note for $1,182,784 with BioAgra with the same terms as the note above, but the note did not provide for scheduled payments. On March 31, 2008, the Company executed a third, 7.5% promissory note for $486,939 with BioAgra with the same terms as the note above, but did not provide for scheduled payments. On July 14, 2008, BioAgra executed a fourth 7.5% promissory note for $195,164, with BioAgra with the same terms as above, but the note did not provide for scheduled payments. The Company has classified these notes receivable as non-current assets on its balance sheet and is not accruing interest on these notes receivable, as they are currently in default and non-performing.

On September 15, 2008, the Company filed collection and foreclosure proceedings against BioAgra in the City and County Court of Denver, Colorado. The collection and foreclosure proceedings are directly related to principal and accrued interest of approximately $4,001,769 in loans advanced to BioAgra, including the

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$3,963,982  loaned  through  a  series  of  secured  promissory  notes,  and  an additional $37,787.96 for open advances not represented by a promissory note.

Upon the successful conclusion of the litigation, the Company intends to be the sole holder of the assets of BioAgra and plans to continue the operations of BioAgra, manufacturing and the marketing of the AgraStrim product.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                    DESCRIPTION
--------------------   ----------------------------------------
        99.1           Press Release, dated September 18, 2008*

--------------------
*Filed herewith

























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                    VYTA CORP



                    By: /s/ Paul H. Metzinger
                        --------------------------------------------------
                        Paul H. Metzinger, President and Chief Executive Officer


                    Date: September 18, 2008
































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